[Letterhead of Paradise Music & Entertainment, Inc.]


November 19, 1998

Messrs. John Loeffler, Jon Small,
Brian Doyle and Richard Flynn
C/o Paradise Music & Entertainment, Inc.
53 West 23rd Street - 11th Floor
New York, NY 10010

Gentlemen:

This letter will memorialize that, as to each party who signs below, the terms and provisions of Sections 4 and 5 of the letter agreement dated September 28, 1998 will be deemed extended through December 15, 1998. The agreement reflected by this letter may be extended by the mutual consent of the signatories hereto.

If the above is satisfactory to you and adequately reflects our understanding, please acknowledge by executing in the space below provided.

PARADISE MUSIC & ENTERTAINMENT, INC.


By: /s/ John Loeffler
    ---------------------------------
    John Loeffler, Chairman


By: /s/ John Loeffler
    ---------------------------------        -----------------------------------
    John Loeffler, an Executive                   Jon Small, an Executive


By: /s/ Brian Doyle                          By: /s/ Richard Flynn
    ---------------------------------            -------------------------------
Brian Doyle, an Executive                        Richard Flynn, an Executive